Exhibit 99.1

© 2022 CytomX Therapeutics, Inc. 40 th Annual J.P. Morgan Healthcare Conference Sean McCarthy, D.Phil. President, Chief Executive Officer, and Chairman January 12, 2022

Forward-Looking Statements

This presentation may contain projections and other forward-looking statements regarding future events. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, preclinical and clinical pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of preclinical studies and clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; the uncertainties associated with the COVD-19 pandemic; expectations of expanding on-going clinical trials; availability and timing of data from clinical trials; the unpredictability of the duration and results of regulatory review; market acceptance for approved products and innovative therapeutic treatments; competition; the potential not to receive partnership milestone, profit sharing or royalty payments; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning us and such risks and uncertainties is available on our website and in our press releases and in our public filings with the U.S. Securities and Exchange Commission. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation.

This presentation concerns products that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA).
No representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

CytomX THERAPEUTICS
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© 2022 CytomX Therapeutics, Inc. Destroying Cancer. Differently.

CD3 EGFR CytomX has Pioneered a Multi - Modality Platform for Conditional Activation and Tissue Localization of Potent Biologic Drug Candidates Cytokines Antibodies Antibody - Drug Conjugates T - cell Bispecifics Our Value Proposition The Leading Paradigm of Biologics Localization, Opening Unparalleled Opportunity for More Effective and Safer Cancer Therapeutics 4 Substrate linkers Linker payload M asks

The Probody ® Therapeutic Platform – Exploiting Cancer’s Achilles’ Heel 5 More Binding in Tumors Less Binding in Normal Tissues Protease Mask Substrate linker Protease T arget PROBODY is a U.S. registered trademark of CytomX Therapeutics, Inc. All other brands and trademarks referenced herein are th e p roperty of their respective owners. Adapted from Santi et al., Proteomics 2018 Upregulated protease activity is a hallmark of cancer “Masking” limits ability of Probody therapeutics to bind to healthy tissues Proteases in tumor microenvironment “ unmask” Probody therapeutics, allowing more binding to tumor cells

Integrated Business Model for Long - Term Value Creation 6 • 4 global partnerships • 3 partnered programs in clinic • Raised >$500M non - dilutive capital to date • Robust & diverse portfolio • 6 INDs • 4 Phase 2 assets in 9 cancer types • Leader in conditional activation • Tunable platform • Multi - modality • Strong balance sheet • $336M end Q3 2021 • >450 issued and pending patents worldwide Robust Financing and IP Deep Pipeline Probody ® Platform Strong Partners

Experienced Leadership Team 7 Sean A. McCarthy, D. Phil. President, Chief Executive Officer and Chairman >20 years of experience in biotech with roles in R&D, business development, financing and general management Amy C. Peterson, M.D. EVP, Chief Development Officer >15 years of leadership experience in oncology drug development Carlos Campoy SVP, Chief Financial Officer >30 years of financial and leadership experience, mostly with publicly - held healthcare and biopharmaceutical companies Marcia P. Belvin, Ph.D. SVP, Head of Research >20 years of experience in preclinical pipeline discovery and development in oncology Alison L. Hannah, M.D. SVP, Chief Medical Officer >30 years of experience in investigational cancer therapy development Jeff Landau SVP, Head of Strategy and Chief Business Officer >20 years of biopharmaceutical experience in corporate development, corporate strategy and new product strategy/planning

Strong Track Record of Execution Towards Our Vision Becoming a Sustainable, Commercial Stage Oncology Leader 8 Financials Clinical Alliance $125M public equity offering 2014 2016 2017 2018 2019 2020 2008 2021 2015 2022 CX - 2009 Ph1 data at AACR CX - 904 IND $80M upfront $100M public equity offering $40M upfront + $20M equity $30M upfront IPO $70M Series D financing $50M upfront $20M Series C financing founded $200M upfront extension CX - 072 Ph1 combo data at ESMO CX - 2029 Ph2 preliminary results CX - 072 Ph1 data at ASCO CX - 2009, CX - 072 & CX - 2029 Ph1 data at ASCO CX - 072 Ph1 data at ASCO

CytomX Leadership has Established Conditional Activation as a Highly Strategic Area of Biologics Research and Development 9 2016 2019 2020 2015 2021 2022 Public Companies Recent M&A

Leading Platform, Deepest Pipeline, Broadest Clinical Experience

4 Assets in 11 Phase 2 Studies in 9 Cancer Types

Modality	Product Candidate	Target-Payload	Indication	Preclinical	Phase 1	Phase 2	Commercial Rights
Antibody-Drug Conjugate	Praluzatamab ravtansine (CX-2009)	CD166-DM4	HR+/HER2-non-amp BC				CytomX
			TNBC				
				+ pacmilimab (CX-072)			
	CX-2029	CD71-MMAE	Squamous NSCLC				CytomX, abbvie
			HNSCC				
			Esophageal/GEJ				
			DLBCL				
	CX-2043	EpCAM-DM21	Solid tumors				CytomX
Immuno-Oncology	BMS-986249	CTLA-4	1L Melanoma	+ nivolumab vs. ipi + nivo			Bristol Myers Squibb
			TNBC, HCC, CRPC	+ nivolumab			
	BMS-986288	CTLA-4 (a-fucosylated)	Solid tumors	+/- nivolumab			
TCB	CX-904	EGFRxCD3	TBD	IND filed			CytomX, AMGEN
Cytokine	TBD	IFN-a2b	TBD				CytomX

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Praluzatamab Ravtansine (CX - 2009) First - in - Class Antibody - Drug Conjugate (ADC) Directed Toward CD166 for HER2 - non - Amplified Advanced Breast Cancer DM4 PAYLOAD

CD166 Expression (H - Score) in Breast Cancer Patients CD166 is a Novel ADC Target with High Tumor Expression Undruggable Using Conventional ADC Because of High Expression on Normal Tissue 12 log 2 normalized expression High Expression on Tumors High CD166 Expression by IHC Source: Lui J. et al SABCS 2020; PS 11 - 07

Praluzatamab Ravtansine Demonstrated Meaningful Clinical Benefit in Breast Cancer in Phase 1

Heavily pretreated patients with measurable disease who received ≥ 4 mg/kg CX-2009



Percent Change in Tumor Burden from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
8
16
24
32
40
56
64
Weeks Since Treatment Initiation
CR in target lesions

Parameter	Evaluable* Breast Cancer Patients		
	Overall (n=32)	HR+/HER2– (n=22)	TNBC (n=10)
CBR16	13 (41%)	9	4
CBR24	9 (28%)	5 (2 cPR)	4 (3 uPR)

*Includes those with non-measurable but evaluable (e.g. bone-only) disease
CBR= clinical benefit rate (CR, PR or SD for 16 or 24 wks);
cPR= confirmed partial response;
uPR= unconfirmed Partial Response

Other Key Takeaways from Phase 1 Study

- **Recommended Phase 2 dose**
  - 7 mg/kg Q3W
- **Toxicity profile consistent with DM4 payload**
  - Ocular, neuropathic and hepatic

CytomX THERAPEUTICS

Source: Lui J. et al SABCS 2020; PS 11-07

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Ongoing Multi-Arm Breast Cancer Phase 2 Study
Initial Data Readout Expected in 2022

Monotherapy and Combination with Pacmilimab (CX-072; anti-PD-L1) In Advanced, HER2-non-Amplified Breast Cancer

Key Eligibility	Breast Cancer SubType	Endpoints
Ocular prophylaxis required **HR+/HER2 non-amplified** • 0 – 2 prior cytotoxics for advanced disease • Measurable disease required • No active corneal disease **TNBC** • CD166 High • ≥ 1 and ≤ 3 priors for advanced disease • Measurable disease required • Treated/stable brain metastases allowed • No active corneal disease • **Arm C exclusion criteria:** – PD-L1 negative/unknown – I/O refractory – History of or active autoimmune condition	**Arm A** HR+/HER2 non-amp (n~40*) CX-2009 **Arm B** TNBC (n~40*) CX-2009 **Arm C** TNBC (n~40*) CX-2009 + CX-072**	**Primary:** Overall Response Rate (ORR) by central review **Secondary**: ORR (Inv), PFS, DCR, CBR24, DoR, OS, Safety, PK, ADA **Exploratory:** Biomarker correlation with outcome

CytomX Therapeutics

*Efficacy evaluable, ** Naing, A. et al. J Immunother Cancer 2021;9:e002447

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Praluzatamab Ravtansine Has Broad Potential in Current HR+/HER2– Treatment Paradigm

Hormone Therapy Eligible (2021 US and EU5 patients)		Chemotherapy Eligible (2021 US and EU5 patients)		
First Line (82K patients)	Second Line (53K patients)	Chemo-Naïve* (88K patients)	Post One Line Chemo (78K patients)	Post Two Lines Chemo (63K patients)
Hormone therapy +/- CDK4/6 (Abemaciclib, ribociclib, Palbociclib)	Hormone therapy +/- PI3K (Alpelisib) Hormone therapy +/- mTOR (Everolimus) PARPi (Olaparib, Talazoparib) +/- Hormone therapy,	**CX-2009 monotherapy** 0-2 prior lines of chemotherapy, post-endocrine therapy		

Sources: NCCN Breast Cancer Guidelines, 2021; DRG Breast Cancer Treatment 2021; GlobalData HER2- Epidemiology and Forecast 2020; CytomX analysis

CytomX Therapeutics
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Praluzatamab Ravtansine Has Broad Potential in Current TNBC Treatment Paradigm 16 First Line (17K patients) Second Line (12K patients) Third Line (8K patients) Chemotherapy Sources: NCCN Breast Cancer Guidelines, 2021; DRG Breast Cancer Treatment 2021; DRG Breast Cancer Epidemiology 2021; CytomX a nal ysis Chemo +/ - Pembrolizumab (PDL1+) PARPi (Olaparib, Talazoparib ), BRCA+ Sacituzumab govitecan CX - 2009 Monotherapy 2/3L Post - Chemotherapy Chemotherapy Eligible (2021 US and EU5 patients)

CX - 2029 First - in - Class Antibody - Drug Conjugate (ADC) Directed Toward CD71 (Transferrin Receptor) for Multiple Cancer Types MMAE PAYLOAD

CD71 is a High Potential ADC Target With High Tumor Expression • Undruggable target with conventional ADC due to central role in iron metabolism • CX - 2029 is a CD71 - directed MMAE conjugated conditionally activated ADC • Anti - cancer agent with first - in - class potential HNSCC LYMPHOMA ESOPHAGEAL CD71 Expression by IHC LUNG 18 Data generated by CytomX

CX - 2029 Phase 1 Clinical Activity in Squamous Cancers 19 sqNSCLC or HNSCC patients with measurable disease who received ≥ 2 mg/kg CX - 2029 Percent Change in Tumor Burden from Baseline (%) Weeks Since Treatment Initiation 2 mg/kg 3 mg/kg 5 mg/kg Dose Level: SD PR Response: PD HNSCC HNSCC HNSCC sqNSCLC HNSCC HNSCC HNSCC sqNSCLC sqNSCLC HNSCC *Denotes patients still on treatment • > 90% masking maintained in circulation • Most frequent Grade 3+ AE was anemia – Managed with red blood cell transfusions, growth factor support and/or dose delays/reductions – Likely multi - factorial including CD71 biology and MMAE payload • 3 mg/kg Q3W selected as Phase 2 dose Source: Johnson M. et al Clin Cancer Res . 2021; 1078 - 0432.CCR - 21 - 0194

Ongoing Multi-Cohort CX-2029 Phase 2 Expansion Study

Monotherapy at 3 mg/kg Every Three Weeks (Q3W)

Key Eligibility	Cancer Type	Endpoints
sqNSCLC, HNSCC and esophageal/GEJ • Prior platinum and checkpoint inhibitor required • Documented progression after at least one ~~prior~~ systemic regimen for advanced disease **DLBCL** • ≥2 prior regimens (including anti-CD20 based therapy); not a candidate for stem cell transplant	**sqNSCLC** n~25* **HNSCC** n~25* **Esophageal/GEJ** n~25* **DLBCL** n~25*	**Primary:** Overall Response Rate (ORR) by local investigator **Secondary**: PFS, DCR, CBR24, DoR, OS, Safety, PK, ADA, TTR **Exploratory:** Biomarker correlation with outcome **Readout:** Preliminary data for sqNSCLC and HNSCC reported Dec 2021

*Efficacy evaluable

CytomX Therapeutics
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No Current Standard - of - Care in 3L+ Post - Checkpoint Inhibitor Setting CX - 2029 Interim Phase 2 ORR of 18.8% in 3L+ SqNSCLC Enrollment Continues 21 Interim Takeaways from Ongoing Phase 2 Expansion Study • Heavily - pretreated and unselected sqNSCLC patients (n=16*) ‒ Medium # prior therapies = 2 ‒ All received prior checkpoint inhibition ‒ Response durability: 5.6 months for 1 PR and two PRs still on therapy** • HNSCC cohort fully enrolled (n=25*) ‒ 4% ORR • Safety profile consistent with Phase 1 observations ‒ No new safety signals identified ‒ Anemia most common Grade 3+ adverse event (67%) ‒ Low TRAE discontinuation rate, all due to anemia (5.8%) * Efficacy Evaluable; ** As of data cut off on October 29, 2021 Study Treatment Phase Line N Sq NSCLC ORR (%) CX - 2029 CX - 2029 2 3 rd 16 18.8 CheckMate 063 1 Nivolumab 2 3 rd 117 14.5 REVEL 2 Docetaxel 3 2 nd 171 10.5 CheckMate 017 3 Nivolumab 3 2 nd 135 20.0 Docetaxel 137 8.8 OAK 4,5 Atezolizumab 3 2 nd 112 11.6 Docetaxel 110 8.2 Sources: 1) Rizvi NA, Lancet Oncol 2015 ; 2) Garon EB, Lancet 2014; 3) Brahmer J, NEJM 2015; 4) Rittmeyer A, Lancet 2017 ; 5) Cortinovis D, Annals Oncol 2017 Supplement 2, ii32

Emerging Opportunity for CX - 2029 in 3L+ SqNSCLC 22 Sources: NCCN NSCLC Guidelines, 2021; DRG NSCLC Treatment 2021; DRG Breast Cancer Epidemiology 2021; CytomX analysis First Line (81K patients) Second Line (49K patients) Third Line (20K patients) Chemotherapy Nivolumab + ipilimumab +/ - chemotherapy Chemotherapy Physician’s choice / salvage PD - (L)1 inhibitors +/ - chemotherapy T argeted therapies +/ - chemotherapy CX - 2029 Monotherapy 3L Metastatic SqNSCLC Treatment ( 2021 US and EU5 Patients) PD - (L)1 monotherapy

EGFR CX - 904 Conditionally Activated EGFR x CD3 T - Cell - Engaging Bispecific Antibody (TCB) CD3

Conditionally Activated TCBs Open Target Landscape for Solid Tumors



Normal Tissue
CD3+ T cell
Conventional TCB
Conditionally Activated TCB
Tumor
CD3+ T cell
Tumor Proteases
Tumor Proteases

- **Conventional TCBs** are highly potent, however toxicity is a challenge due to high EGFR expression on normal tissues
- Limited TCB targets and narrow therapeutic window

- **Conditionally activated TCBs** designed to retain potent anti-tumor activity while having less systemic toxicities by avoiding T-cell engagement outside of tumor
- Potentially expands TCB target landscape and widens therapeutic window

CYTOMX THERAPEUTICS

Source: Image adapted from Middelburg et al. Cancers. 2021

Key: = EGFR = Normal cells = CD3+ T cells = Tumor cells = Proteases

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EGFR: A High Potential Target for Conditionally Activated TCB Modality • Epidermal Growth Factor Receptor (EGFR) – EGFR is a tyrosine kinase receptor involved in homeostatic regulation of normal cells and carcinogenesis of epithelial malignacies 1,2 – EGFR plays a crucial role in cancer, and is one of the most frequently altered oncogenes in solid tumors 1 – Multiple EGFR mAbs approved (cetuximab, panitumumab, nimotuzumab, and necitumumab) • Prevalent EGFR expression – EGFR x CD3 conditionally activated TCB has opportunity in both high - and low - expressing cancers • Conditionally activated TCBs designed to unlock EGFR potential – Mechanism of action does not rely on EGFR signaling blockade – Less impacted by acquired resistance, e.g., activating mutations in NSCLC, KRAS/BRAF mutations in CRC – Opportunity to combine with IO agents 25 Sources: 1) Thomas and Weihua . Front Oncol. 2019; 2) Cai et al. Front. Oncol. 2020

Conditionally Activated EGFRxCD3 TCB Induces Tumor Regressions and Increases MTD in Preclinical Studies 26 * Act - TCB: Protease activated, unmasked TCB; Pb - TCB: Conditionally activated, masked TCB Increases MTD Extends PK Single Agent Efficacy in Human PBMCs engrafted into HCT116 and HT29 Tumor - bearing NSG mice Initiating First - in - Human Phase 1 Dose - Escalation Study of CX - 904 in 2022 Source: Boustany L. et al AACR - NCI - EORTC International Conference on Molecular Targets 2017 Masking markedly extends PK relative to the unmasked TCB (no TMDD) MTD increases by >60 - fold with conditionally activated TCB (Pb - TCB) Conditionally Activated EGFRxCD3 TCB Demonstrates Efficacy in Animal Models

Summary and Milestones

Leading Platform, Deepest Pipeline, Broadest Clinical Experience

4 Assets in 11 Phase 2 Studies in 9 Cancer Types

Modality	Product Candidate	Target-Payload	Indication	Preclinical	Phase 1	Phase 2	Commercial Rights
Antibody-Drug Conjugate	Praluzatamab ravtansine (CX-2009)	CD166-DM4	HR+/HER2-non-amp BC				CytomX
			TNBC				
				+ pacmilimab (CX-072)			
	CX-2029	CD71-MMAE	Squamous NSCLC				CytomX, abbvie
			HNSCC				
			Esophageal/GEJ				
			DLBCL				
	CX-2043	EpCAM-DM21	Solid tumors				CytomX
Immuno-Oncology	BMS-986249	CTLA-4	1L Melanoma	+ nivolumab vs. ipi + nivo			Bristol Myers Squibb
			TNBC, HCC, CRPC	+ nivolumab			
	BMS-986288	CTLA-4 (a-fucosylated)	Solid tumors	+/- nivolumab			
TCB	CX-904	EGFRxCD3	TBD	IND filed			CytomX, AMGEN
Cytokine	TBD	IFN-a2b	TBD				CytomX

CytomX Therapeutics

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Continued Leadership and Execution in 2022 29 • Initial CX - 2009 Phase 2 data in breast cancer (Arms A & B) • Expansion phase completion for CX - 2029 and new data updates • CX - 904 Phase 1 study initiation • Early - stage pipeline progress including cytokine program 2022 Outlook

©

2022 CytomX Therapeutics, Inc. Questions and Answers 30